CONFORMED COPY

                                 AMENDMENT NO. 4

                  AMENDMENT NO. 4 dated as of April 6, 1995, between WESTWOOD ONE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); each of the Banks party to the Credit Agreement referred to below; BANK OF MONTREAL and THE FIRST NATIONAL BANK OF BOSTON, as Co-Agents for said Banks (individually, a "Co-Agent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for said Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Company, the Subsidiary Guarantors, the lenders party thereto (individually, a "Bank" and, collectively, the "Banks"), the Co-Agents and the Administrative Agent are parties to a Credit Agreement dated as of February 1, 1994 (as heretofore amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $125,000,000. The Company, the Subsidiary Guarantors and the Banks wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                   Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

                   Section 2. Amendments. Upon the execution and delivery hereof by the Company, each of the Subsidiary Guarantors and the Majority Banks, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                                 Amendment No. 4

                   A. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                   B. Prepayments, Etc. Section 3.03 of the Credit Agreement shall be amended by deleting the proviso at the end thereof and substituting the following therefor:

                   "; provided that, if the Company so elects in the related notice of prepayment referred to in clause (a) above, all or that part (as specified by the Company in such notice) of any amount required by clause (b) above to be applied as follows:

                             (i) if the date of such  prepayment is prior to the
                  Principal Payment Date falling nearest to August 31, 1996, the amount of such prepayment shall be applied first to the installments of the Term Loans falling due prior to the Principal Payment Date falling nearest to August 31, 1996 in the direct order of the maturities thereof and then to the remaining installments of the Term Loans in the inverse order of the maturities thereof;

                            (ii) if the date of such  prepayment  is on or after
                  the Principal Payment Date falling nearest to August 31, 1996 and prior to the Principal Payment Date falling nearest to November 30, 1996, such prepayment shall be applied to the installments of the Term Loans in the inverse order of the maturities thereof; and

                           (iii) if the date of such  prepayment  is on or after
                  the Principal Payment Date falling nearest to November 30, 1996, such prepayment shall be applied to the installments of the Term Loans in the direct order of the maturities thereof (except that no such

                                 Amendment No. 4
                  installment scheduled to be paid following the date 270 days after the date of such prepayment may be prepaid as provided in this clause (iii))."

                   C. Restricted Payments. Section 8.09 of the Credit Agreement shall be amended by (1) deleting "and" at the end of paragraph (f) thereof, (2) deleting the period at the end of paragraph (g) thereof and substituting "; and" therefor, and (3) adding the following paragraph (h) reading in its entirety as follows:

                  "(h) payments made by the Company in respect of the purchase by the Company of any of its capital stock during the period prior to December 31, 1996 in an aggregate amount not exceeding $15,000,000."

                   Section 3. Representations and Warranties. The Company and the Subsidiary Guarantors represent and warrant to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said
Section 7 to "this Agreement" included reference to this Amendment No. 4.

                   Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 Amendment No. 4

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

                                   WESTWOOD ONE, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   SUBSIDIARY GUARANTORS

                                   WESTWOOD ONE RADIO, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   MUTUAL BROADCASTING SYSTEM, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   WESTWOOD NATIONAL RADIO CORPORATION

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   WESTWOOD ONE SATELLITE SYSTEMS,
                                      INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                 Amendment No. 4

                                   WESTWOOD ONE STATIONS-NYC, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   WESTWOOD ONE STATIONS GROUP, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   NATIONAL RADIO NETWORK, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   THE SOURCE, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   TALKNET, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   KM RECORDS, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                 Amendment No. 4

                                   WESTWOOD ONE STATIONS-LA, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   UNISTAR RADIO NETWORKS, INC.

                                   By /s/ Farid Suleman
                                   ----------------------------------
                                   Chief Financial Officer

                                   BANKS

                                   THE CHASE MANHATTAN BANK (NATIONAL
                                      ASSOCIATION), as a Bank and as
                                      Administrative Agent

                                   By /s/ John P. White
                                   ----------------------------------
                                   Title: Vice President

                                   THE FIRST NATIONAL BANK OF BOSTON,
                                      as a Bank and a Co-Agent

                                   By /s/ Lisa Gallagher
                                   ----------------------------------
                                   Title: Director

                                 Amendment No. 4

                                   BANK OF MONTREAL,
                                     as a Bank and a Co-Agent

                                   By /s/ Gretchen Shugart
                                   ----------------------------------
                                   Title: Director

                                   CIBC INC.

                                   By /s/ Harold Birk
                                   ----------------------------------
                                   Title: Vice President

                                   BANK OF AMERICA ILLINOIS

                                   By /s/ Amy Trapp
                                   ----------------------------------
                                   Title: Vice President

                                   SOCIETY NATIONAL BANK

                                   By /s/ Paul S. Nestvold
                                   ----------------------------------
                                   Title: Officer

                                 Amendment No. 4